    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1999

                                                      REGISTRATION NOS.: 2-64782
                                                                       811-02932
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 25                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 26                             /X/

                              -------------------

             MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
                            (A MARYLAND CORPORATION)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                         NEW YORK, NEW YORK 10019-5820

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         immediately upon filing pursuant to paragraph (b)
-------
   X     on October 29, 1999 pursuant to paragraph (b)
-------
         60 days after filing pursuant to paragraph (a)
-------
         on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                   PROSPECTUS - OCTOBER 29, 1999

Morgan Stanley Dean Witter
                                                           HIGH YIELD SECURITIES

                                 [COVER PHOTO]

                     A MUTUAL FUND WHOSE PRIMARY INVESTMENT OBJECTIVE IS TO EARN
                       A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY OBJECTIVE,
                             THE FUND SEEKS CAPITAL APPRECIATION BUT ONLY TO THE
                                   EXTENT CONSISTENT WITH ITS PRIMARY OBJECTIVE.

  The Securities and Exchange Commission has not approved or disapproved these
                           Securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                           Investment Objective.........                   1
                                   Principal Investment
                                   Strategies...................                   1
                                   Principal Risks..............                   2
                                   Past Performance.............                   3
                                   Fees and Expenses............                   5
                                   Additional Investment
                                   Strategy Information.........                   6
                                   Additional Risk
                                   Information..................                   7
                                   Fund Management..............                   8

Shareholder Information            Pricing Fund Shares..........                   9
                                   How to Buy Shares............                   9
                                   How to Exchange Shares.......                  11
                                   How to Sell Shares...........                  12
                                   Distributions................                  14
                                   Tax Consequences.............                  15
                                   Share Class Arrangements.....                  15

Financial Highlights               .............................                  23

Our Family of Funds                .............................   Inside Back Cover

                                   THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION
                                   ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP
                                   IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT INCOME RATHER THAN RISE IN PRICE.
[End Sidebar]

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter High Yield Securities Inc. (the "Fund") seeks as a primary investment objective to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
           The Fund will normally invest at least 65% of its total assets in fixed-income securities (including zero coupon securities) rated Baa or lower by Moody's Investors Service ("Moody's") or BBB or lower by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., to be appropriate investments for the Fund. Securities rated below Baa or BBB are commonly known as "junk bonds." They may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments, and as such the Fund may invest in securities which no longer make payments of interest or principal.

           In deciding which securities to buy, hold or sell, the Investment Manager considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

           Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities and payment-in-kind bonds. Zero coupon securities are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity; payment-in-kind bonds are purchased at the face amount of the bond and accrue additional principal but make no payments until maturity.

           In addition, the Fund may invest in securities rated higher than Baa or BBB (or, if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields. The Fund may also invest in common stocks, warrants and foreign securities.

           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

           FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk.

           Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                HOW INTEREST RATES AFFECT BOND PRICES
                                                                 PRICE PER $1,000 OF A BOND
                                                                     IF INTEREST RATES:
                                                               ------------------------------
                                                                  INCREASE        DECREASE
                                                               --------------  --------------
                BOND MATURITY                          COUPON    1%      2%      1%      2%
                -----------------------------------------------------------------------------
                 1 year                                 N/A    $1,000  $1,000  $1,000  $1,000
                -----------------------------------------------------------------------------
                 5 years                               4.25%    $967    $934   $1,038  $1,076
                -----------------------------------------------------------------------------
                 10 years                              4.75%    $930    $867   $1,074  $1,155
                -----------------------------------------------------------------------------
                 30 years                              5.25%    $865    $756   $1,166  $1,376
                -----------------------------------------------------------------------------

             Coupons reflect yields on Treasury securities as of December 31, 1998. The table is not representative of price changes for junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

           JUNK BONDS. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS D
SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.
[End Sidebar]

           level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value. In addition to junk bonds, the Fund may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

           The performance of the Fund also will depend on whether or not the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is subject to other risks from its permissible investments including the risks associated with its investments in common stocks and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989 -13.64
90   -40.13
91   67.21
92   24.22
93   31.59
94   -7.15
95   17.13
96   13.27
97   12.90
98   -2.63


The bar chart reflects the performance of Class D shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 1999 was 0.45%.



           During the periods shown in the bar chart, the highest return for a calendar quarter was 30.61% (quarter ended March 31, 1991) and the lowest return for a calendar quarter was -25.84% (quarter ended December 31, 1990).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME,
AS WELL AS WITH AN INDEX OF
FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE FUND'S RETURNS
INCLUDE THE MAXIMUM APPLICABLE
SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
[End Sidebar]


                      AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)
                      -----------------------------------------------------------------------------
                                                           PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
                      -----------------------------------------------------------------------------
                       Class A(1)                            -6.99%        5.08%          5.98%
                      -----------------------------------------------------------------------------
                       Class B(2)                            -7.68%          --            --
                      -----------------------------------------------------------------------------
                       Class C(2)                            -4.31%          --            --
                      -----------------------------------------------------------------------------
                       Class D(3)                            -2.63%        6.25%          6.71%
                      -----------------------------------------------------------------------------
                       Credit Suisse First Boston High
                       Yield Index(4)                         0.58%        8.16%         10.74%
                      -----------------------------------------------------------------------------
                       Lipper High Yield Bond Funds
                       Index(5)                              -0.07%        7.63%          9.52%
                      -----------------------------------------------------------------------------



                      1 Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 5.50% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

                      2    Classes B and C commenced operations on July 28,
                           1997.

                      3 Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.

                      4 The Credit Suisse First Boston High Yield Index is a trader priced portfolio constructed to mirror the public high yield debt market. The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of 250 sectors which are followed by the Index. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

                      5 The Lipper High Yield Bond Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Current Yield Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

[Sidebar]
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED AUGUST 31, 1999.
[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
           The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                                              CLASS A   CLASS B   CLASS C   CLASS D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 4.25%(1) None       None     None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of
 the offering price or net asset value at redemption)         None(2)    5.00%(3)   1.00%(4) None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management fee                                                0.39%     0.39%      0.39%    0.39%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                         0.19%     0.75%      0.85%    None
---------------------------------------------------------------------------------------------------
 Other expenses                                                0.10%     0.10%      0.10%    0.10%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                          0.68%     1.24%      1.34%    0.49%
---------------------------------------------------------------------------------------------------


1    Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class
     Arrangements" for a complete discussion of the CDSC.
4 Only applicable if you sell your shares within one year after purchase.

           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                                                     IF YOU SOLD YOUR SHARES:             IF YOU HELD YOUR SHARES:
                                                ----------------------------------   ----------------------------------
                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS  10 YEARS
                ------------------------------------------------------------------   ----------------------------------
                 CLASS A                         $492    $633     $788     $1,236     $492    $633     $788     $1,236
                ------------------------------------------------------------------   ----------------------------------
                 CLASS B                         $626    $693     $881     $1,500     $126    $393     $681     $1,500
                ------------------------------------------------------------------   ----------------------------------
                 CLASS C                         $236    $424     $734     $1,613     $136    $424     $734     $1,613
                ------------------------------------------------------------------   ----------------------------------
                 CLASS D                         $ 50    $157     $274     $  616     $ 50    $157     $274     $  616
                ------------------------------------------------------------------   ----------------------------------



           Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.


[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the Fund's principal strategies.

           COMMON STOCKS. The Fund may invest up to 20% of its total assets in common stocks.

           FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in fixed income securities issued by foreign governments and other foreign issuers (including American depository receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its total assets in these securities may be denominated in foreign currencies.

           WARRANTS. The Fund may acquire warrants which may or may not be attached to common stock. Warrants are options to purchase equity securities at a specific price for a specific period of time.

           UNIT OFFERINGS. The Fund may purchase units which combine debt securities with equity securities and/or warrants.

           PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 200% annually under normal circumstances. A high turnover rate, such as 200%, will increase Fund brokerage costs. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."


           DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment

           Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


           The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the principal risks of investing in the Fund.

           COMMON STOCKS. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

           FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency.

           Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

           Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

           Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

           UNIT OFFERINGS. Any Fund investments in unit offerings may carry risks associated with fixed-income and equity securities.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAS MORE THAN $134 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF SEPTEMBER 30, 1999.

[End Sidebar]

           YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and its affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

           In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors also may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
           The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

           The Fund's portfolio is managed within the Investment Manager's Taxable Income Group. Peter M. Avelar, a Senior Vice President of the Investment Manager, has been the primary portfolio manager of the Fund since January 1991 and a portfolio manager with the Investment Manager for over five years.


           The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 1999 the Fund accrued total compensation to the Investment Manager amounting to 0.39% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (800) THE-DEAN FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
www.msdw.com/individual/funds
[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

           An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

           When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------------------------
                                                                             MINIMUM INVESTMENT
                                                                            ---------------------
INVESTMENT OPTIONS                                                           INITIAL   ADDITIONAL
-------------------------------------------------------------------------------------------------
 Regular accounts                                                           $1,000       $100
-------------------------------------------------------------------------------------------------
 Individual Retirement Accounts:     Regular IRAs                           $1,000       $100
                                     Education IRAs                         $500         $100
-------------------------------------------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from your checking
 or savings account or Money Market
 Fund)                                                                      $100*        $100*
-------------------------------------------------------------------------------------------------


*    Provided your schedule of investments totals $1,000 in twelve months.

           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

           INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER
           INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           - Make out a check for the total amount payable to: Morgan Stanley Dean Witter High Yield Securities Inc.

           - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
           PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.


           Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current PROSPECTUS for each Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

           FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

           CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

                OPTIONS             PROCEDURES
                --------------------------------------------------------------------------------
                 Contact your       To sell your shares, simply call your Morgan Stanley Dean
                 Financial Advisor  Witter Financial Advisor or other authorized financial representative.
                                    ------------------------------------------------------------
                [ICON]
                                    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                --------------------------------------------------------------------------------
                 By Letter          You can also sell your shares by writing a "letter of
                                    instruction" that includes:
                [ICON]
                                    - your account number;
                                    - the dollar amount or the number of shares you wish to
                                      sell;
                                    - the Class of shares you wish to sell; and
                                    - the signature of each owner as it appears on the account.
                                    ------------------------------------------------------------

                OPTIONS             PROCEDURES
                --------------------------------------------------------------------------------
                 By Letter,         If you are requesting payment to anyone other than the
                 continued          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                    pre-designated bank account, you will need a signature
                                    guarantee. You can obtain a signature guarantee from an
                                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                                    Trust FSB at (800) 869-NEWS for a determination as to
                                    whether a particular institution is an eligible guarantor.)
                                    A notary public CANNOT provide a signature guarantee.
                                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                    ------------------------------------------------------------
                                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                                    P.O. Box 983, Jersey City, NJ 07303. If you hold share
                                    certificates, you must return the certificates, along with the letter and any required additional documentation.
                                    ------------------------------------------------------------
                                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                    instructions.
                --------------------------------------------------------------------------------
                 Systematic         If your investment in all of the Morgan Stanley Dean Witter
                 Withdrawal Plan    Family of Funds has a total market value of at least
                                    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                                    semi-annual or annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                                    ------------------------------------------------------------
                [ICON]
                                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                    section of this Prospectus.
                                    ------------------------------------------------------------
                                    To sign up for the Systematic Withdrawal Plan, contact your
                                    Morgan Stanley Dean Witter Financial Advisor or call
                                    (800) 869-NEWS. You may terminate or suspend your plan at
                                    any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately
                                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                --------------------------------------------------------------------------------

           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


           TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

           REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

[Sidebar]
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

           Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           - The Fund makes distributions; and

           - You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

           TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
           The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

[Sidebar]
FRONT-END SALES CHARGE
OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
[End Sidebar]

           The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

           The chart below compares the sales charge and the maximum annual 12b-1 fee applicable to each Class:

                                                                                       MAXIMUM ANNUAL 12b-1
                CLASS    SALES CHARGE                                                          FEE
                -------------------------------------------------------------------------------------------
                 A       Maximum 4.25% initial sales charge reduced for purchase of
                         $25,000 or more; shares sold without an initial sales charge
                         are generally subject to a 1.0% CDSC during the first year            0.25%
                -------------------------------------------------------------------------------------------
                 B       Maximum 5.0% CDSC during the first year decreasing to 0%
                         after six years                                                       0.75%
                -------------------------------------------------------------------------------------------
                 C       1.0% CDSC during the first year                                       0.85%
                -------------------------------------------------------------------------------------------
                 D       None                                                            None
                -------------------------------------------------------------------------------------------

         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                      FRONT-END SALES CHARGE
                                          -----------------------------------------------
AMOUNT OF                                 PERCENTAGE OF PUBLIC  APPROXIMATE PERCENTAGE OF
SINGLE TRANSACTION                           OFFERING PRICE        NET AMOUNT INVESTED
-----------------------------------------------------------------------------------------
 Less than $25,000                                   4.25%                     4.44%
-----------------------------------------------------------------------------------------
 $25,000 but less than $50,000                       4.00%                     4.17%
-----------------------------------------------------------------------------------------
 $50,000 but less than $100,000                      3.50%                     3.63%
-----------------------------------------------------------------------------------------
 $100,000 but less than $250,000                     2.75%                     2.83%
-----------------------------------------------------------------------------------------
 $250,000 but less than $1 million                   1.75%                     1.78%
-----------------------------------------------------------------------------------------
 $1 million and over                                 0.00%                     0.00%
-----------------------------------------------------------------------------------------

           The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           - A single account (including an individual, trust or fiduciary account).

           - Family member accounts (limited to husband, wife and children under the age of 21).

           - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           - Tax-exempt organizations.

           - Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase
           Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

           - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.


           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


           - Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

           - An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

           - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

           - Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           - Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any such persons is a beneficiary.

[Sidebar]
CONTINGENT DEFERRED SALES
CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
[End Sidebar]

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                                               CDSC AS A PERCENTAGE
                                     YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
                                     --------------------------------------------------------------
                                      First                                                5.0%
                                     --------------------------------------------------------------
                                      Second                                               4.0%
                                     --------------------------------------------------------------
                                      Third                                                3.0%
                                     --------------------------------------------------------------
                                      Fourth                                               2.0%
                                     --------------------------------------------------------------
                                      Fifth                                                2.0%
                                     --------------------------------------------------------------
                                      Sixth                                                1.0%
                                     --------------------------------------------------------------
                                      Seventh and thereafter                        None
                                     --------------------------------------------------------------

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

           - Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           - Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age
             59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           - Sales of shares held for you as a participant in an MSDW Eligible Plan.

           - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no

             CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

           - Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Dean Witter Reynolds.


           - Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.


           All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net assets of Class B.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:


           - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.


           - Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

           - Certain unit investment trusts sponsored by Dean Witter Reynolds.

           - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           - Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million
           ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of
           Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

         PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



FOR THE YEAR ENDED AUGUST 31,                       1999++        1998++        1997*          1996          1995
-------------------------------------------------------------------------------------------------------------------
 CLASS D SHARES
-------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 6.16        $ 6.82        $ 6.71        $ 6.77        $ 6.83
-------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                              0.74          0.78          0.79          0.83          0.80
    Net realized and unrealized gain (loss)           (0.64)        (0.71)         0.15         (0.12)        (0.06)
                                                   --------      --------      --------      --------      --------
 Total income from investment operations               0.10          0.07          0.94          0.71          0.74
-------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income            (0.75)        (0.73)        (0.83)        (0.77)        (0.80)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $ 5.51        $ 6.16        $ 6.82        $ 6.71        $ 6.77
-------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                         1.67%         0.63%        15.01%        11.07%        11.98%
-------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
 Expenses                                              0.49%(1)      0.51%(1)      0.68%         0.66%         0.79%
-------------------------------------------------------------------------------------------------------------------
 Net investment income                                12.61%(1)     11.54%(1)     11.78%        12.27%        12.06%
-------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $333,714      $400,582      $479,020      $460,203      $455,445
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 36%           66%          113%           49%           74%
-------------------------------------------------------------------------------------------------------------------



*Prior to July 28, 1997, the Fund issued one class of shares. All shares of the
 Fund held prior to that date have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                             FOR THE PERIOD JULY 28, 1997*
FOR THE YEAR ENDED AUGUST 31,                       1999         1998           THROUGH AUGUST 31, 1997
----------------------------------------------------------------------------------------------------------
 CLASS A SHARES++
----------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 6.16       $ 6.82                 $ 6.83
----------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                             0.72         0.76                   0.07
    Net realized and unrealized loss                 (0.63)       (0.71)                 (0.03)
                                                   -------      -------                 ------
 Total income from investment operations              0.09         0.05                   0.04
----------------------------------------------------------------------------------------------------------
 Less dividends from net investment income           (0.74)       (0.71)                 (0.05)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 5.51       $ 6.16                 $ 6.82
----------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                        1.47%        0.40%                  0.65%(1)
----------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------
 Expenses                                             0.68%(3)     0.75%(3)               0.93%(2)
----------------------------------------------------------------------------------------------------------
 Net investment income                               12.42%(3)    11.30%(3)              11.80%(2)
----------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $68,667      $30,678                 $1,996
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                36%          66%                   113%
----------------------------------------------------------------------------------------------------------



*The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                   FOR THE PERIOD JULY 28, 1997*
FOR THE YEAR ENDED AUGUST 31,                         1999            1998            THROUGH AUGUST 31, 1997
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES++
----------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                  $ 6.15          $ 6.82                  $ 6.83
----------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                0.69            0.73                    0.07
    Net realized and unrealized loss                    (0.64)          (0.72)                  (0.03)
                                                   ----------      ----------                 -------
 Total income from investment operations                 0.05            0.01                    0.04
----------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income              (0.70)          (0.68)                  (0.05)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 5.50          $ 6.15                  $ 6.82
----------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                           0.92%          (0.23)%                  0.62%(1)
----------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
 Expenses                                                1.24%(3)        1.25 %(3)               1.42%(2)
----------------------------------------------------------------------------------------------------------------
 Net investment income                                  11.86%(3)       10.80 %(3)              11.28%(2)
----------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $1,927,186      $1,761,147                 $15,828
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   36%             66%                    113%
----------------------------------------------------------------------------------------------------------------



*The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              FOR THE PERIOD JULY 28, 1997*
FOR THE YEAR ENDED AUGUST 31,                        1999         1998           THROUGH AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------------
 CLASS C SHARES++
-----------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $ 6.15       $ 6.82                 $ 6.83
-----------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                              0.68         0.72                   0.07
    Net realized and unrealized loss                  (0.62)       (0.72)                 (0.03)
                                                   --------      -------                 ------
 Total income from investment operations               0.06        --                      0.04
-----------------------------------------------------------------------------------------------------------
 Less dividends from net investment income            (0.70)       (0.67)                 (0.05)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $ 5.51       $ 6.15                 $ 6.82
-----------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                         0.99%       (0.34)%                 0.62%(1)
-----------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------
 Expenses                                              1.34%(3)     1.36 %(3)              1.52%(2)
-----------------------------------------------------------------------------------------------------------
 Net investment income                                11.76%(3)    10.69 %(3)             11.18%(2)
-----------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $109,142      $56,626                 $5,225
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 36%          66%                   113%
-----------------------------------------------------------------------------------------------------------



*The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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                                                                              27

NOTES

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 28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities

Developing Growth Securities

Growth Fund
Market Leader Trust
Mid-Cap Equity Trust

Next Generation Trust

Small Cap Growth Fund

Special Value Fund


THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
 Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities

Equity Fund

Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund

Total Market Index Fund

Total Return Trust

Value Fund

Value-Added Market Series/Equity Portfolio

THEME FUNDS
Global Utilities Fund
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
N.Y. Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)
There may be Funds created after this PROSPECTUS was published. Please consult the inside back cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.
Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                   PROSPECTUS - OCTOBER 29, 1999

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:


                         www.msdw.com/individual/funds


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

             TICKER SYMBOLS:

   CLASS A:   HYLAX            CLASS C:   HYLCX
---------------------       ---------------------

   CLASS B:   HYLBX            CLASS D:   HYLDX
---------------------       ---------------------


            (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2932)


Morgan Stanley Dean Witter
                                                           HIGH YIELD SECURITIES

                               [BACK COVER PHOTO]

                                                     A MUTUAL FUND WHOSE PRIMARY
                                                 INVESTMENT OBJECTIVE IS TO EARN
                                                 A HIGH LEVEL OF CURRENT INCOME.
                                                       AS A SECONDARY OBJECTIVE,
                                                          THE FUND SEEKS CAPITAL
                                                        APPRECIATION BUT ONLY TO
                                                      THE EXTENT CONSISTENT WITH
                                                          ITS PRIMARY OBJECTIVE.

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 29, 1999
                                                           MORGAN STANLEY DEAN
                                                           WITTER
                                                           HIGH YIELD
                                                           SECURITIES INC.

----------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated October 29, 1999) for Morgan Stanley Dean Witter High Yield Securities Inc. (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
High Yield Securities Inc.
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4
  A. Classification.........................................    4
  B. Investment Strategies and Risks........................    4
  C. Fund Policies/Investment Restrictions..................   10

III. Management of the Fund.................................   12
  A. Board of Directors.....................................   12
  B. Management Information.................................   12
  C. Compensation...........................................   16

IV. Control Persons and Principal Holders of Securities.....   18

V. Investment Management and Other Services.................   18
  A. Investment Manager.....................................   18
  B. Principal Underwriter..................................   19
  C. Services Provided by the Investment Manager............   19
  D. Dealer Reallowances....................................   20
  E. Rule 12b-1 Plan........................................   20
  F. Other Service Providers................................   24

VI. Brokerage Allocation and Other Practices................   25
  A. Brokerage Transactions.................................   25
  B. Commissions............................................   25
  C. Brokerage Selection....................................   25
  D. Directed Brokerage.....................................   26
  E. Regular Broker-Dealers.................................   26

VII. Capital Stock and Other Securities.....................   26

VIII. Purchase, Redemption and Pricing of Shares............   27
  A. Purchase/Redemption of Shares..........................   27
  B. Offering Price.........................................   27

IX. Taxation of the Fund and Shareholders...................   28

X. Underwriters.............................................   30

XI. Calculation of Performance Data.........................   30

XII. Financial Statements...................................   32

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DIRECTORS"--The Board of Directors of the Fund.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter High Yield Securities Inc., a registered open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT DIRECTORS"--Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was incorporated in the state of Maryland on June 14, 1979 under the name InterCapital High Yield Securities Inc. On March 21, 1983, the Fund's name was changed to Dean Witter High Yield Securities Inc. On June 22, 1998, the name of the Fund was changed to Morgan Stanley Dean Witter High Yield Securities Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate contracts that are traded on U.S. and foreign commodity exchanges.

    The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

    Although the terms of future contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of the futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing

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position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedges its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges.

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Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund may only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund may only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect

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a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

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    COMMERCIAL PAPER.  Commercial paper rated within the two highest grades by
Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Directors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    MUNICIPAL OBLIGATIONS. The Fund may invest up to 10% of its total assets in municipal obligations that pay interest exempt from federal income tax. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

    PUBLIC UTILITIES. The Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the

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loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. As a primary objective, seek to earn a high level of current income.

         2. As a secondary objective, seek capital appreciation but only to the extent consistent with its primary objective.

    The Fund MAY not:

         1. Acquire common stocks in excess of 20% of its total assets.

         2. Invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities).

         3. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.

         4. Invest more than 25% of its total assets in securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies or instrumentalities.

         5. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States government, its agencies or instrumentalities.

         6. Make short sales of securities.

         7. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

         8. Pledge its assets or assign or otherwise encumber them in excess of 4.5% of its net assets (taken at market value at the time of pledging) and then only to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

         9. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

         10. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

         11. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

         12. Make loans of money or securities, except: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) by lending its portfolio securities.

         13. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         15. Invest for the purpose of exercising control or management of another company.

         16. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.

         17. Write, purchase or sell puts, calls, or combinations thereof except options on futures contracts or options on debt securities.

         18. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF DIRECTORS

    The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    DIRECTORS AND OFFICERS. The Board of the Fund consists of eight (8) Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Directors (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Directors. The other two Directors (the "Management Directors") are affiliated with the Investment Manager.



    The Directors and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 92 Morgan Stanley Dean Witter Funds, are shown below.



  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael Bozic (58) ..........................  Vice Chairman of Kmart Corporation (since
Director                                       December, 1998); Director or Trustee of the
c/o Kmart Corporation                          Morgan Stanley Dean Witter Funds; and formerly
3100 West Big Beaver Road                      Chairman and Chief Executive Officer of Levitz
Troy, Michigan                                 Furniture Corporation (November 1995-November,
                                               1998) and President and Chief Executive Officer
                                               of Hills Department Stores (May 1991-July
                                               1995); formerly variously Chairman, Chief
                                               Executive Officer, President and Chief
                                               Operating Officer (1987-1991) of the Sears
                                               Merchandise Group of Sears, Roebuck and Co.;
                                               Director of Eaglemark Financial Services, Inc.
                                               and Weirton Steel Corporation.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Charles A. Fiumefreddo* (66) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Director           Witter Funds; formerly Chairman, Chief
Two World Trade Center                         Executive Officer and Director of the
New York, New York                             Investment Manager, the Distributor and MSDW
                                               Services Company; Executive Vice President and
                                               Director of Dean Witter Reynolds; Chairman and
                                               Director of the Transfer Agent; formerly
                                               Director and/ or officer of various MSDW
                                               subsidiaries (until June 1998).
Edwin J. Garn (67) ..........................  Director or Trustee of the Morgan Stanley Dean
Director                                       Witter Funds; formerly United States Senator
c/o Huntsman Corporation                       (R- Utah)(1974-1992) and Chairman, Senate
500 Huntsman Way                               Banking Committee (1980-1986); formerly Mayor
Salt Lake City, Utah                           of Salt Lake City, Utah (1971-1974); formerly
                                               Astronaut, Space Shuttle Discovery
                                               (April 12-19, 1985); Vice Chairman, Huntsman
                                               Corporation (chemical company); Director of
                                               Franklin Covey (time management systems), BMW
                                               Bank of North America, Inc. (industrial loan
                                               corporation), United Space Alliance (joint ven-
                                               ture between Lockheed Martin and the Boeing
                                               Company) and Nuskin Asia Pacific (multilevel
                                               marketing); member of the board of various
                                               civic and charitable organizations.
Wayne E. Hedien (65) ........................  Retired; Director or Trustee of the Morgan
Director                                       Stanley Dean Witter Funds; Director of The PMI
c/o Mayer, Brown & Platt                       Group, Inc. (private mortgage insurance);
Counsel to the Independent Directors           Trustee and Vice Chairman of The Field Museum
1675 Broadway                                  of Natural History; formerly associated with
New York, New York                             the Allstate Companies (1966-1994), most
                                               recently as Chairman of The Allstate
                                               Corporation (March 1993-December 1994) and
                                               Chairman and Chief Executive Officer of its
                                               wholly-owned subsidiary, Allstate Insurance
                                               Company (July 1989-December 1994); director of
                                               various other business and charitable
                                               organizations.
Dr. Manuel H. Johnson (50) ..................  Senior Partner, Johnson Smick
Director                                       International, Inc., a consulting firm;
c/o Johnson Smick International, Inc.          Co-Chairman and a founder of the Group of Seven
1133 Connecticut Avenue, N.W.                  Council (G7C), an international economic com-
Washington, D.C.                               mission; Chairman of the Audit Committee and
                                               Director or Trustee of the Morgan Stanley Dean
                                               Witter Funds; Director of Greenwich Capital
                                               Markets, Inc. (broker-dealer) and NVR, Inc.
                                               (home construction); Chairman and Trustee of
                                               the Financial Accounting Foundation (over-
                                               sight organization of the Financial Accounting
                                               Standards Board); formerly Vice Chairman of the
                                               Board of Governors of the Federal Reserve
                                               System (1986-1990) and Assistant Secretary of
                                               the U.S. Treasury.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Michael E. Nugent (63) ......................  General Partner, Triumph Capital, L.P., a
Director                                       private investment partnership; Chairman of the
c/o Triumph Capital, L.P.                      Insurance Committee and Director or Trustee of
237 Park Avenue                                the Morgan Stanley Dean Witter Funds; formerly
New York, New York                             Vice President, Bankers Trust Company and BT
                                               Capital Corporation (1984-1988); director of
                                               various business organizations.
Philip J. Purcell* (56) .....................  Chairman of the Board of Directors and Chief
Director                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                  and Novus Credit Services Inc.; Director of the
New York, New York                             Distributor; Director or Trustee of the Morgan
                                               Stanley Dean Witter Funds; Director and/or
                                               officer of various MSDW subsidiaries.
John L. Schroeder (69) ......................  Retired; Chairman of the Derivatives Committee
Director                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                       Dean Witter Funds; Director of Citizens
Counsel to the Independent Directors           Utilities Company (telecommunications, gas,
1675 Broadway                                  electric and water utilities company); formerly
New York, New York                             Executive Vice President and Chief Investment
                                               Officer of the Home Insurance Company (August
                                               1991-September 1995).
Mitchell M. Merin (46) ......................  President and Chief Operating Officer of Asset
President                                      Management of MSDW (since December 1998);
Two World Trade Center                         President and Director (since April 1997) and
New York, New York                             Chief Executive Officer (since June 1998) of
                                               the Investment Manager and MSDW Services
                                               Company; Chairman, Chief Executive Officer and
                                               Director of the Distributor (since June 1998);
                                               Chairman and Chief Executive Officer (since
                                               June 1998) and Director (since January 1998) of
                                               the Transfer Agent; Director of various MSDW
                                               subsidiaries; President of the Morgan Stanley
                                               Dean Witter Funds (since May 1999); previously
                                               Chief Strategic Officer of the Investment
                                               Manager and MSDW Services Company and Executive
                                               Vice President of the Distributor (April
                                               1997-June 1998), Vice President of the Morgan
                                               Stanley Dean Witter Funds (May 1997-April
                                               1999), and Executive Vice President of Dean
                                               Witter, Discover & Co.

  NAME, AGE, POSITION WITH FUND AND ADDRESS     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  -----------------------------------------------
Barry Fink (44) .............................  Senior Vice President (since March, 1997) and
Vice President, Secretary                      Secretary and General Counsel (since February,
and General Counsel                            1997) and Director (since July, 1998) of the
Two World Trade Center                         Investment Manager and MSDW Services Company;
New York, New York                             Senior Vice President (since March, 1997) and
                                               Assistant Secretary and Assistant General
                                               Counsel (since February, 1997) of the
                                               Distributor; Assistant Secretary of Dean Witter
                                               Reynolds (since August, 1996); Vice President,
                                               Secretary and General Counsel of the Morgan
                                               Stanley Dean Witter Funds (since February,
                                               1997); previously First Vice President (June,
                                               1993-February, 1997), Vice President and
                                               Assistant Secretary and Assistant General
                                               Counsel of the Investment Manager and MSDW
                                               Services Company and Assistant Secretary of the
                                               Morgan Stanley Dean Witter Funds.
Peter M. Avelar (41) ........................  Senior Vice President of the Investment Manager
Vice President                                 and Director of the High Yield Group of the
Two World Trade Center                         Investment Manager.
New York, New York
Thomas F. Caloia (53) .......................  First Vice President and Assistant Treasurer of
Treasurer                                      the Investment Manager, the Distributor and
Two World Trade Center                         MSDW Services Company; Treasurer of the Morgan
New York, New York                             Stanley Dean Witter Funds.


------------------------------
* Denotes Directors who are "interested persons" of the Fund as defined by the Investment Company Act.


    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and JONATHAN R. PAGE, Director of the Money Market Group of the Investment Manager and JAMES F. WILLISON, Director of the Tax-Exempt Fixed Income Group of the Investment Managers, Senior Vice Presidents of the Investment Manager, are Vice Presidents of the Fund.



    In addition, MARILYN K. CRANNEY, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, TODD LEBO, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, and NATASHA KASSIAN, a Staff Attorney with the Investment Manager, are Assistant Secretaries of the Fund.


    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's By-Laws provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the By-Laws provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting, or a meeting of the Independent Directors and/or more than one Committee meeting, take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

    The following table illustrates the compensation that the Fund paid to its Independent Directors for the fiscal year ended August 31, 1999.

                               FUND COMPENSATION


                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT DIRECTOR                                  FROM THE FUND
----------------------------                                  -------------
Michael Bozic...............................................     $1,450
Edwin J. Garn...............................................      1,600
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      1,913
Michael E. Nugent...........................................      1,808
John L. Schroeder...........................................      1,808



    The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998.


            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                                TOTAL CASH
                                                               COMPENSATION
                                                              FOR SERVICES TO
                                                                 90 MORGAN
                                                               STANLEY DEAN
NAME OF INDEPENDENT DIRECTOR                                   WITTER FUNDS
----------------------------                                  ---------------
Michael Bozic...............................................     $120,150
Edwin J. Garn...............................................      132,450
Wayne E. Hedien.............................................      132,350
Dr. Manuel H. Johnson.......................................      155,681
Michael E. Nugent...........................................      159,731
John L. Schroeder...........................................      160,731

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended August 31, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the calendar year ended December 31, 1998, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of August 31, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of calendar year ended December 31, 1998.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS


                                   FOR ALL ADOPTING FUNDS
                                -----------------------------                                   ESTIMATED ANNUAL
                                  ESTIMATED                        RETIREMENT BENEFITS              BENEFITS
                                  CREDITED                         ACCRUED AS EXPENSES         UPON RETIREMENT(2)
                                    YEARS         ESTIMATED     -------------------------   -------------------------
                                OF SERVICE AT   PERCENTAGE OF                  BY ALL         FROM        FROM ALL
                                 RETIREMENT       ELIGIBLE       BY THE       ADOPTING        THE         ADOPTING
NAME OF INDEPENDENT DIRECTOR    (MAXIMUM 10)    COMPENSATION      FUND         FUNDS          FUND         FUNDS
----------------------------    -------------   -------------   --------   --------------   --------   --------------
Michael Bozic................        10            60.44%         $388        $22,377         $937        $52,250
Edwin J. Garn................        10            60.44           564         35,225          937         52,250
Wayne E. Hedien..............         9            51.37           733         41,979          796         44,413
Dr. Manuel H. Johnson........        10            60.44           236         14,047          937         52,250
Michael E. Nugent............        10            60.44           406         25,336          937         52,250
John L. Schroeder............         8            50.37           771         45,117          801         44,343


------------------------
(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding Class D shares of the Fund as of October 6, 1999: Mellon Bank N.A., Mutual Funds, P.O. Box 3198, Pittsburgh, PA 15230, as trustee of the Morgan Stanley Dean Witter START Plan, an employee benefit plan established under Sections 401(a) and 401(k) of the Internal Revenue Code for the benefit of certain employees of MSDW and its subsidiaries--8.872%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding
$500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended August 31, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $2,356,223, $7,756,546 and $9,355,335, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors which may include educational and/or business-related trips, and reimbursement of educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.


    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors, including a majority of the Independent Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors, including a majority of the Independent Directors.


D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.75% and 0.85% of the average daily net assets of Class A, Class B and Class C, respectively.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. Prior to July 28, 1997, the Distributor and/or Dean

Witter Reynolds received approximately $1,582,000 in front-end sales charges from the Fund. With respect to periods after July 28, 1997, the Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal periods ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                   1999                   1998                  1997
                           --------------------   --------------------   ------------------
Class A..................  FSCs:(1)  $  465,568   FSCs:     $  542,700   FSCs:     $58,000(2)
                            CDSCs:   $   52,049    CDSCs:   $    4,765    CDSCs:         0(2)
Class B..................  CDSCs:    $4,084,168   CDSCs:    $2,485,044   CDSCs:    $   295(2)
Class C..................  CDSCs:    $   88,261   CDSCs:    $   62,533   CDSCs:    $     0(2)


------------------------
(1) FSCs apply to Class A only.

(2) This Class commenced operations on July 28, 1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


    Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. During the fiscal year ended August 31, 1999, Class A, Class B and Class C shares of the Fund accrued amounts payable to the Distributor under the Plan of $119,114, $14,241,771 and $749,384, respectively.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.


    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include compensation in the form of special sales incentives for Financial Advisors such as receipt of educational and/or business-related trips or reimbursement of educational and/or promotional and business-related expenses. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $89,572,282 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 2.41% ($2,157,929)--advertising and promotional expenses; (ii) 0.03% ($28,014)--printing of prospectuses for distribution to other than current shareholders; and (iii) 97.56% ($87,386,339)--other expenses, including the gross sales credit and the carrying charge, of which 1.27% ($1,107,821) represents carrying charges, 23.44% ($20,486,736) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 33.19% ($28,998,134) represents overhead and other branch office distribution-related expenses, and 42.10% ($36,793,648) represents excess distribution expenses of Dean Witter High Income Securities, the net assets of which were combined with those of the Fund on November 10, 1997 pursuant to an Agreement and Plan of Reorganization. The amount accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 1999 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $57,928,595 as of August 31, 1999, which was equal to 3.01% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale in the case of Class C totalled $365,951 as of December 31, 1998 (end of the calendar year), which was equal to 0.46% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS


    The Bank of New York, 100 Church Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Amercias, New York, New York 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended August 31, 1997, 1998 and 1999, the Fund paid a total of $0, $4,956 and $6,672, respectively, in brokerage commissions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended August 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended August 31, 1997, 1998 and 1999.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the

Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE


    During the fiscal year ended August 31, 1999, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. REGULAR BROKER-DEALERS



    During the fiscal year ended August 31, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 1999, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The Fund is authorized to issue 2 billion shares of common stock of $0.01 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances the Directors may be removed by action of the Directors. In addition, under certain circumstances the shareholders may call a meeting to remove Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their fair value, in which case they will be value at their fair market value as determined by the Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 5.50% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charge applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Also set forth below is the actual performance of Class A, Class B and Class C as of their last fiscal year.



    From time to time, the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended August 31, 1999, calculated pursuant to this formula, were 13.93% for Class A, 14.01% for Class B, 13.89% for Class C and 14.83% for Class D.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the restated average annual total returns of Class A and Class D for the fiscal year ended August 31, 1999 were -2.84% and 1.67%, respectively; the restated average annual total returns for the five year period ended August 31, 1999 were 6.73% and 7.91%, respectively; and the restated average annual total returns for the ten year period ended August 31, 1999 were 6.27% and 6.99%, respectively. The average annual total returns of Class B for the fiscal year ended August 31, 1999 and for the period July 28, 1997 (inception of the Class) through August 31, 1999 were -3.55% and -0.53%, respectively. The average annual total returns of Class C for the fiscal year ended August 31, 1999 and for the period July 28, 1997 (inception of the Class) through August 31, 1999 were 0.09% and 0.60%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on the foregoing calculation, the Fund's average annual total return for Class A shares for the year ended August 31, 1999 was 1.47%, the restated average annual total return for the five years ended
August 31, 1999 was 7.66%, and the restated average annual total return for the ten years ended August 31, 1999 was 6.73%. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual returns as calculated in the previous paragraph. The average annual total returns of Class B for the fiscal year ended August 31, 1999 and for the period July 28, 1997 (inception of the Class) through August 31, 1999 were 0.92% and 0.63%, respectively. The average annual total returns of Class C for the fiscal year ended August 31, 1999 and for the period July 28, 1997 (inception of the Class) through August 31, 1999 were 0.99% and 0.60%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregated total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the restated total returns for both Class A and Class D for the one year period ended August 31, 1999 were 1.47% and 1.67%, respectively; the restated total returns for the five year period ended August 31, 1999 were 44.66% and 46.35%, respectively; and the restated total returns for the ten year period ended August 31, 1999 were 91.81% and 96.49%, respectively. The total returns of Class B for the fiscal year ended August 31, 1999 and for the period July 28, 1997 (inception of the Class) through August 31, 1999 were 0.92% and 1.32%, respectively. The total returns of Class C for the fiscal year ended August 31, 1999 and for the period July 28, 1997 (inception of the Class) through August 31, 1999 were 0.99% and 1.27%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 1999:



                                                        INVESTMENT AT INCEPTION OF:
                                          INCEPTION   --------------------------------
CLASS                                       DATE:     $10,000     $50,000    $100,000
-----                                     ---------   --------   ---------   ---------
Class A................................    9/26/79    $51,511    $259,571    $523,176
Class B................................    7/28/97     10,132      50,660     101,320
Class C................................    7/28/97     10,127      50,635     101,270
Class D................................    9/26/79     56,480     282,400     564,800


    For purposes of restating the performance of Class A, the inception date set forth in the above table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 1999 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (96.4%)
           ADVERTISING (0.4%)
$  10,000  Interep National Radio Sales Inc.............................................  10.00%  07/01/08  $   10,250,000
                                                                                                            --------------
           AEROSPACE (0.4%)
   12,500  Sabreliner Corp. - 144A*.....................................................  11.00   06/15/08       9,000,000
                                                                                                            --------------
           BEVERAGES - NON-ALCOHOLIC (0.3%)
   10,000  Sparkling Spring Water (Canada)..............................................  11.50   11/15/07       8,075,000
                                                                                                            --------------
           BOOKS/MAGAZINES (0.6%)
    4,500  American Media Operations, Inc. - 144A*......................................  10.25   05/01/09       4,353,750
    8,500  Perry Judds..................................................................  10.625  12/15/07       7,905,000
    2,000  Phoenix Color Corp...........................................................  10.375  02/01/09       1,920,000
                                                                                                            --------------
                                                                                                                14,178,750
                                                                                                            --------------
           BROADCAST/MEDIA (0.4%)
   10,000  Tri-State Outdoor Media Group................................................  11.00   05/15/08      10,000,000
                                                                                                            --------------
           BROADCASTING (3.0%)
   15,000  Capstar Broadcasting Partners, Inc...........................................  12.75++ 02/01/09      12,750,000
    6,000  Cumulus Media Inc............................................................  10.375  07/01/08       6,195,000
   15,500  Paxson Communications Corp...................................................  11.625  10/01/02      16,042,500
   20,749  Spanish Broadcasting System, Inc.............................................  12.50   06/15/02      23,135,135
   14,000  STC Broadcasting, Inc........................................................  11.00   03/15/07      14,070,000
                                                                                                            --------------
                                                                                                                72,192,635
                                                                                                            --------------
           CABLE TELEVISION (4.9%)
   30,500  21st Century Telecom Group, Inc..............................................  12.25++ 02/15/08      13,115,000
   50,687  Australis Holdings Ltd. (Australia) (a)......................................  15.00++ 11/01/02         760,305
    4,404  Australis Media Ltd. - 144A* (Australia) (a).................................   0.00   11/01/00         512,891
    3,000  Classic Cable Inc. - 144A*...................................................   9.875  08/01/08       3,015,000
   16,000  Diva Systems Corp............................................................  12.625++ 03/01/08      3,520,000
   13,955  FrontierVision Operating Partners, L.P.......................................  11.00   10/15/06      14,862,075
   10,000  James Cable Partners L.P. (Series B).........................................  10.75   08/15/04      10,150,000
   23,800  Knology Holdings Inc.........................................................  11.875++ 10/15/07     12,852,000
   15,000  Ono Finance PLC (United Kingdom) - 144A* (Units)++...........................  13.00   05/01/09      15,900,000
   41,750  Optel Inc. (Series B)........................................................  11.50   07/01/08      27,555,000
   16,000  Rifkin Acquisition Partners L.P..............................................  11.125  01/15/06      17,520,000
                                                                                                            --------------
                                                                                                               119,762,271
                                                                                                            --------------
           CASINO/GAMBLING (2.1%)
   22,000  Aladdin Gaming Capital Corp. (Series B)......................................  13.50++ 03/01/10       8,800,000
   20,500  Fitzgeralds Gaming Corp. (Series B) (b)......................................  12.25   12/15/04      11,070,000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
$  20,100  Lady Luck Gaming Finance Corp................................................  11.875% 03/01/01  $   20,301,000
   12,300  Riviera Holdings Corp........................................................  10.00   08/15/04      10,885,500
                                                                                                            --------------
                                                                                                                51,056,500
                                                                                                            --------------
           CELLULAR TELEPHONE (6.9%)
   28,000  American Cellular Corp.......................................................  10.50   05/15/08      28,980,000
    6,000  Centennial Cellular - 144A*..................................................  10.75   12/15/08       6,210,000
   42,531  Clearnet Communications Inc. (Canada)........................................  14.75++ 12/15/05      39,766,485
   14,500  Dobson/Sygnet Communications.................................................  12.25   12/15/08      15,225,000
   20,130  Dolphin Telecom PLC (United Kingdom).........................................  11.50++ 06/01/08       8,454,600
   28,300  Dolphin Telecom PLC - 144A* (United Kingdom).................................  14.00++ 05/15/09      11,886,000
   20,000  Nextel Communications, Inc...................................................  10.65++ 09/15/07      14,750,000
   17,000  Nextel Partners, Inc. - 144A*................................................  14.00++ 02/01/09      10,200,000
   24,700  Tritel PCS Inc. - 144A*......................................................  12.75++ 05/15/09      13,955,500
   26,099  Triton PCS, Inc..............................................................  11.00++ 05/01/08      17,877,815
                                                                                                            --------------
                                                                                                               167,305,400
                                                                                                            --------------
           CONSTRUCTION/AGRICULTURAL
           EQUIPMENT/TRUCKS (0.5%)
   13,350  J.B. Poindexter & Co., Inc...................................................  12.50   05/15/04      12,549,000
                                                                                                            --------------
           CONSUMER ELECTRONICS/APPLIANCES (1.2%)
   84,930  International Semi-Tech Microelectronics, Inc. (Canada) (a)..................  11.50++ 08/15/03       5,095,800
   10,000  Salton Inc...................................................................  10.75   12/15/05      10,350,000
   13,000  Windmere-Durable Holdings, Inc...............................................  10.00   07/31/08      12,675,000
                                                                                                            --------------
                                                                                                                28,120,800
                                                                                                            --------------
           CONSUMER SPECIALTIES (1.2%)
   35,000  Samsonite Corp...............................................................  10.75   06/15/08      30,100,000
                                                                                                            --------------
           CONSUMER/BUSINESS SERVICES (5.3%)
   28,000  Anacomp, Inc. (Series B).....................................................  10.875  04/01/04      28,280,000
    5,900  Anacomp, Inc. (Series D).....................................................  10.875  04/01/04       5,959,000
   39,250  CEX Holdings, Inc. (Series B)................................................   9.625  06/01/08      39,642,500
   13,000  Comforce Operating, Inc......................................................  12.00   12/01/07      10,400,000
   10,000  Entex Information Services, Inc..............................................  12.50   08/01/06       6,500,000
   23,500  MDC Communications Corp. (Canada)............................................  10.50   12/01/06      23,441,250
   15,200  Muzak LLC - 144A*............................................................   9.875  03/15/09      14,972,000
                                                                                                            --------------
                                                                                                               129,194,750
                                                                                                            --------------
           CONTAINERS/PACKAGING (3.3%)
   11,900  Berry Plastics Corp..........................................................  12.25   04/15/04      12,019,000
   12,700  Berry Plastics Corp. - 144A*.................................................  11.00   07/15/07      12,573,000
   27,081  Envirodyne Industries, Inc...................................................  10.25   12/01/01      22,071,015

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
$   9,500  Impac Group, Inc. (Series B).................................................  10.125% 03/15/08  $    8,550,000
   10,000  LLS Corp. - 144A*............................................................  11.625  08/01/09       9,950,000
   14,715  Packaging Resources, Inc.....................................................  11.625  05/01/03      14,862,150
                                                                                                            --------------
                                                                                                                80,025,165
                                                                                                            --------------
           CONTRACT DRILLING (0.9%)
   34,000  Northern Offshore ASA (Series B) (Norway)....................................  10.00   05/15/05      20,740,000
                                                                                                            --------------
           DIVERSIFIED ELECTRONIC PRODUCTS (0.9%)
   15,450  High Voltage Engineering, Inc................................................  10.50   08/15/04      14,368,500
    8,000  Telecommunication Techniques Co..............................................   9.75   05/15/08       7,600,000
                                                                                                            --------------
                                                                                                                21,968,500
                                                                                                            --------------
           DIVERSIFIED MANUFACTURING (3.2%)
   17,500  Eagle-Picher Industries, Inc.................................................   9.375  03/01/08      16,100,000
    6,200  Jordan Industries, Inc. (Series D)...........................................  10.375  08/01/07       5,983,000
   20,000  Jordan Industries, Inc. (Series B)...........................................  10.375  08/01/07      19,600,000
   57,338  Jordan Industries, Inc. (Series B)...........................................  11.75++ 04/01/09      37,269,700
                                                                                                            --------------
                                                                                                                78,952,700
                                                                                                            --------------
           DRUGSTORE CHAINS (0.4%)
   10,000  Community Distributors.......................................................  10.25   10/15/04       8,800,000
                                                                                                            --------------
           ELECTRONIC DATA PROCESSING (0.9%)
    5,875  Unisys Corp..................................................................  11.75   10/15/04       6,477,187
   15,000  Unisys Corp. (Series B)......................................................  12.00   04/15/03      16,200,000
                                                                                                            --------------
                                                                                                                22,677,187
                                                                                                            --------------
           ELECTRONIC DISTRIBUTORS (0.4%)
   20,000  CHS Electronics, Inc.........................................................   9.875  04/15/05       9,000,000
                                                                                                            --------------
           ENGINEERING & CONSTRUCTION (0.4%)
   10,000  Metromedia Fiber Network (Series B)..........................................  10.00   11/15/08       9,850,000
                                                                                                            --------------
           ENTERTAINMENT & LEISURE (0.6%)
   20,850  AMF Bowling Worldwide Inc. (Series B)........................................  10.875  03/15/06      15,220,500
                                                                                                            --------------
           FOOD CHAINS (1.3%)
    9,185  Eagle Food Centers, Inc......................................................   8.625  04/15/00       8,542,050
   16,500  Pueblo Xtra International, Inc...............................................   9.50   08/01/03      14,850,000
    9,748  Pueblo Xtra International, Inc. (Series C)...................................   9.50   08/01/03       8,773,200
                                                                                                            --------------
                                                                                                                32,165,250
                                                                                                            --------------
           FOOD DISTRIBUTORS (2.5%)
   14,921  Fleming Companies, Inc.......................................................  10.625  12/15/01      15,294,025
    9,965  Fleming Companies, Inc. (Series B)...........................................  10.50   12/01/04       9,392,012
   28,275  Fleming Companies, Inc. (Series B)...........................................  10.625  07/31/07      26,295,750

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
$  10,000  Volume Services America - 144A*..............................................  11.25%  03/01/09  $   10,600,000
                                                                                                            --------------
                                                                                                                61,581,787
                                                                                                            --------------
           HOTELS/RESORTS (1.6%)
   13,000  Epic Resorts LLC (Series B)..................................................  13.00   06/15/05      11,440,000
   16,000  Motels of America, Inc. (Series B)...........................................  12.00   04/15/04       9,280,000
   24,035  Resort At Summerlin (Series B)...............................................  13.00   12/15/07      19,227,936
                                                                                                            --------------
                                                                                                                39,947,936
                                                                                                            --------------
           INDUSTRIAL SPECIALTIES (2.0%)
    9,075  Cabot Safety Corp............................................................  12.50   07/15/05       9,642,187
   13,500  Indesco International........................................................   9.75   04/15/08       7,830,000
   21,963  International Wire Group, Inc................................................  11.75   06/01/05      22,457,168
   10,500  Outsourcing Services Group, Inc. (Series B)..................................  10.875  03/01/06       9,975,000
                                                                                                            --------------
                                                                                                                49,904,355
                                                                                                            --------------
           INTERNET SERVICES (1.3%)
   13,300  Cybernet Internet Services - 144A* (Units)++.................................  14.00   07/01/09      13,300,000
    8,000  Psinet Inc. - 144A*..........................................................  11.00   08/01/09       7,960,000
    3,120  Verio Inc....................................................................  10.375  04/01/05       3,104,400
    8,000  Verio Inc....................................................................  11.25   12/01/08       8,200,000
                                                                                                            --------------
                                                                                                                32,564,400
                                                                                                            --------------
           MEDIA CONGLOMERATES (2.3%)
   55,000  Walt Disney Co...............................................................  13.50   03/10/00      57,196,700
                                                                                                            --------------
           MEDICAL SPECIALTIES (1.2%)
   25,715  MEDIQ Inc./PRN Life Support..................................................  11.00   06/01/08      20,057,700
   10,000  Universal Hospital Services, Inc.............................................  10.25   03/01/08       7,700,000
    3,000  Universal Hospital Services, Inc.............................................  10.25   03/01/08       2,190,000
                                                                                                            --------------
                                                                                                                29,947,700
                                                                                                            --------------
           MEDICAL/NURSING SERVICES (0.2%)
    7,500  Pediatric Services of America, Inc. (Series A)...............................  10.00   04/15/08       3,825,000
                                                                                                            --------------
           MILITARY/GOV'T/TECHNICAL (0.5%)
   15,000  Loral Space & Communications Ltd.............................................   9.50   01/15/06      13,200,000
                                                                                                            --------------
           OFFICE EQUIPMENT/SUPPLIES (0.7%)
   22,000  Mosler, Inc..................................................................  11.00   04/15/03      17,600,000
                                                                                                            --------------
           OIL REFINING/MARKETING (0.6%)
   53,800  Transamerican Refining Corp. (Series B) (a)(b)...............................  16.00   06/30/03      14,526,000
                                                                                                            --------------
           OIL/GAS TRANSMISSION (0.7%)
   16,000  Petro Stopping Centers L.P...................................................  10.50   02/01/07      16,160,000
                                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           OTHER TELECOMMUNICATIONS (10.9%)
$  11,500  Birch Telecom Inc. (Units)++.................................................  14.00%  06/15/08  $   11,500,000
   23,950  DTI Holdings Inc. - (Series B)...............................................  12.50++ 03/01/08       9,580,000
   19,250  Esprit Telecom Group PLC (United Kingdom)....................................  10.875  06/15/08      19,635,000
   12,585  Esprit Telecom Group PLC (United Kingdom)....................................  11.50   12/15/07      13,182,788
   30,000  Facilicom International, Inc. (Series B).....................................  10.50   01/15/08      25,500,000
   47,000  Firstworld Communications, Inc...............................................  13.00++ 04/15/08      24,910,000
   20,750  Globenet Comm Group Ltd. - 144A* (Bermuda)...................................  13.00   07/15/07      20,231,250
   15,000  Pac-West Telecomm Inc. - 144A*...............................................  13.50   02/01/09      15,225,000
    3,000  Primus Telecomm Group........................................................  11.75   08/01/04       2,940,000
    7,000  Primus Telecomm Group........................................................  11.25   01/15/09       6,685,000
   32,900  Primus Telecommunication Group, Inc. (Series B)..............................   9.875  05/15/08      28,952,000
    2,000  RSL Communications PLC (United Kingdom)......................................   9.125  03/01/08       1,710,000
    9,000  RSL Communications PLC (United Kingdom)......................................  10.50   11/15/08       8,460,000
    3,000  RSL Communications PLC - 144A* (United Kingdom)..............................   9.875  11/15/09       2,640,000
   15,000  Tele1 Europe BV - 144A* (Netherlands) (Units)++..............................  13.00   05/15/09      15,900,000
   12,000  Versatel Telecom BV (Netherlands)............................................  13.25   05/15/08      12,120,000
   24,500  Versatel Telecom BV (Netherlands)............................................  13.25   05/15/08      24,745,000
    5,200  Viatel Inc...................................................................  11.25   04/15/08       5,096,000
    4,500  Viatel Inc. - 144A*..........................................................  11.50   03/15/09       4,477,500
   11,500  Worldwide Fiber Inc. - 144A* (Canada)........................................  12.00   08/01/09      11,500,000
                                                                                                            --------------
                                                                                                               264,989,538
                                                                                                            --------------
           PACKAGE GOODS/COSMETICS (0.4%)
   11,000  J.B. Williams Holdings, Inc..................................................  12.00   03/01/04      11,000,000
                                                                                                            --------------
           PRINTING/FORMS (0.5%)
   13,000  Premier Graphics Inc.........................................................  11.50   12/01/05      11,830,000
                                                                                                            --------------
           RENTAL/LEASING COMPANIES (0.4%)
    9,000  Neff Corp....................................................................  10.25   06/01/08       9,000,000
                                                                                                            --------------
           RESTAURANTS (3.9%)
  141,992  American Restaurant Group Holdings, Inc. - 144A* (c).........................   0.00   12/15/05      46,857,360
   34,207  FRD Acquisition Corp. (Series B).............................................  12.50   07/15/04      30,786,300
   20,000  Friendly Ice Cream Corp......................................................  10.50   12/01/07      18,300,000
                                                                                                            --------------
                                                                                                                95,943,660
                                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY (1.0%)
$   9,000  Mrs. Fields Holdings Co. - 144A* (Units)++...................................  14.00++% 12/01/05 $    4,455,000
    1,000  National Wine & Spirits......................................................  10.125  01/15/09       1,010,000
   18,225  Pantry, Inc..................................................................  10.25   10/15/07      18,133,875
                                                                                                            --------------
                                                                                                                23,598,875
                                                                                                            --------------
           SERVICES TO THE HEALTH INDUSTRY (0.8%)
   16,975  Unilab Corp..................................................................  11.00   04/01/06      18,502,750
                                                                                                            --------------
           SPECIALTY CHEMICALS (0.9%)
   15,000  Lyondell Chemical Co. (Series B).............................................   9.875  05/01/07      15,225,000
    6,000  Octel Developments PLC (United Kingdom)......................................  10.00   05/01/06       6,120,000
                                                                                                            --------------
                                                                                                                21,345,000
                                                                                                            --------------
           SPECIALTY FOODS/CANDY (1.1%)
  200,598  SFAC New Holdings Inc. - 144A* (c)...........................................  13.00   06/15/09      26,077,695
                                                                                                            --------------
           TELECOMMUNICATIONS (12.9%)
   15,000  Caprock Communications Corp. (Series B)......................................  12.00   07/15/08      15,000,000
   15,000  Caprock Communications Corp. - 144A*.........................................  11.50   05/01/09      14,962,500
   20,000  Covad Communications Group, Inc..............................................  12.50   02/15/09      19,500,000
   50,875  e. spire Communications, Inc.................................................  13.75   07/15/07      44,770,000
   26,700  Focal Communications Corp. (Series B)........................................  12.125++ 02/15/08     14,952,000
   28,250  GST Equipment Funding, Inc...................................................  13.25   05/01/07      29,662,500
   23,750  GST Telecommunications, Inc. - 144A*.........................................  10.50++ 05/01/08      13,537,500
   21,800  Hyperion Telecommunication, Inc. (Series B)..................................  13.00++ 04/15/03      18,175,750
   23,000  Hyperion Telecommunication, Inc. (Series B)..................................  12.25   09/01/04      23,977,500
   56,800  In-Flight Phone Corp. (Series B) (a)(b)......................................  14.00++ 05/15/02       4,828,000
   26,500  Level 3 Communications, Inc..................................................   9.125  05/01/08      24,645,000
    8,500  NextLink Communications, Inc.................................................  12.50   04/15/06       9,052,500
   17,500  NextLink Communications, Inc.................................................   9.00   03/15/08      16,406,250
   12,500  NextLink Communications, Inc.................................................  10.75   11/15/08      12,625,000
    9,000  NextLink Communications, Inc.................................................  10.75   06/01/09       9,090,000
   14,965  Rhythms Netconnections (Series B)............................................  13.50++ 05/15/08       7,632,150
   27,850  Rhythms Netconnections - 144A*...............................................  12.75   04/15/09      25,343,500
   11,300  Talton Holdings, Inc (Series B)..............................................  11.00   06/30/07      10,396,000
                                                                                                            --------------
                                                                                                               314,556,150
                                                                                                            --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                 COUPON  MATURITY
THOUSANDS                                                                                  RATE     DATE        VALUE
--------------------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS EQUIPMENT (0.9%)
$  10,500  FWT, Inc. (a)(b).............................................................   9.875% 11/15/07  $      945,000
   17,100  SBA Communications Corp......................................................  12.00++ 03/01/08       9,747,000
    3,500  Spectrasite Holdings, Inc. - 144A*...........................................  11.25++ 04/15/09       1,750,000
   18,500  Spectrasite Holdings, Inc. - 144A*...........................................  12.00++ 07/15/08      10,360,000
                                                                                                            --------------
                                                                                                                22,802,000
                                                                                                            --------------
           WIRELESS COMMUNICATIONS (9.6%)
   13,500  Advanced Radio Telecom Corp..................................................  14.00   02/15/07      11,880,000
   10,650  AMSC Acquisition Co., Inc. (Series B)........................................  12.25   04/01/08       7,881,000
    9,000  Arch Communications, Inc.....................................................  12.75   07/01/07       7,470,000
    7,200  Arch Escrow Corp. - 144A*....................................................  13.75   04/15/08       6,120,000
   65,300  CellNet Data Systems Inc.....................................................  14.00++ 10/01/07      27,426,000
   11,875  Globalstar LP/Capital Corp...................................................  11.375  02/15/04       7,837,500
    1,585  Globalstar LP/Capital Corp...................................................  11.25   06/15/04       1,069,875
   24,610  Globalstar LP/Capital Corp...................................................  10.75   11/01/04      16,242,600
    7,500  Globalstar LP/Capital Corp...................................................  11.50   06/01/05       5,025,000
   16,739  Orbcomm Global LP/Capital Corp. (Series B)...................................  14.00   08/15/04      15,734,660
    3,610  Paging Network, Inc..........................................................   8.875  02/01/06       2,021,600
   31,180  Paging Network, Inc..........................................................  10.125  08/01/07      18,396,200
   20,220  Paging Network, Inc..........................................................  10.00   10/15/08      11,727,600
   20,230  USA Mobile Communications Holdings, Inc......................................   9.50   02/01/04      16,588,600
   18,800  USA Mobile Communications Holdings, Inc......................................  14.00   11/01/04      17,860,000
   69,500  WinStar Communications, Inc..................................................  14.00++ 10/15/05      59,770,000
    1,500  Winstar Equipment Corp.......................................................  12.50   03/15/04       1,552,500
                                                                                                            --------------
                                                                                                               234,603,135
                                                                                                            --------------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $2,734,416,983)...............................................................   2,351,887,089
                                                                                                            --------------

NUMBER OF
 SHARES
---------
           COMMON STOCKS (d) (0.6%)
           CASINO/GAMBLING (0.0%)
 207,312   Fitzgeralds Gaming Corp..............................................................           2,073
                                                                                                  --------------
           CELLULAR TELEPHONE (0.0%)
       1   Price Communications Corp............................................................        --
                                                                                                  --------------
           CLOTHING/SHOE/ACCESSORY STORES (0.0%)
2,621,192  County Seat, Inc. (c)................................................................          23,613
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           HOTELS/RESORTS (0.1%)
   7,500   Motels of America, Inc. - 144A*......................................................  $        7,500
 981,277   Premier Holdings Inc. (c)*...........................................................       3,311,810
 781,421   Vagabond Inns, Inc. (Class D) (d)....................................................             781
                                                                                                  --------------
                                                                                                       3,320,091
                                                                                                  --------------
           MEDICAL/NURSING SERVICES (0.0%)
1,151,324  Raintree Healthcare Corp. (c)........................................................       1,295,240
                                                                                                  --------------
           MOTOR VEHICLES (0.0%)
     709   Northern Holdings Industrial Corp. (c)*..............................................        --
                                                                                                  --------------
           RESTAURANTS (0.0%)
  38,057   American Restaurant Group Holdings, Inc. - 144A*.....................................           9,514
                                                                                                  --------------
           SERVICES TO THE HEALTH INDUSTRY (0.4%)
1,692,700  Unilab Corp..........................................................................       9,204,056
                                                                                                  --------------
           SPECIALTY FOODS/CANDY (0.0%)
  10,908   SFAC New Holdings Inc. (c)...........................................................             109
 574,725   Specialty Foods Acquisition Corp. - 144A*............................................           5,747
                                                                                                  --------------
                                                                                                           5,856
                                                                                                  --------------
           TEXTILES (0.1%)
1,754,730  U.S. Leather, Inc. (c)...............................................................       1,974,071
                                                                                                  --------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $130,620,028).......................................................      15,834,514
                                                                                                  --------------

           PREFERRED STOCKS (0.2%)
           OIL REFINING/MARKETING (0.0%)
  94,432   Transcontinental Refining Corp.* (Conv.) (Class B)...................................           5,666
  51,938   Transcontinental Refining Corp.* (Conv.) (Class C)...................................           2,908
 136,926   Transcontinental Refining Corp.* (Conv.) (Class D)...................................           7,257
 283,295   Transcontinental Refining Corp.* (Conv.) (Class E)...................................          17,848
                                                                                                  --------------
                                                                                                          33,679
                                                                                                  --------------
           RESTAURANTS (0.2%)
   3,920   American Restaurant Group Holdings, Inc. (Series B)..................................       3,920,000
                                                                                                  --------------

           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $3,953,644).........................................................       3,953,679
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED

NUMBER OF                                                                             EXPIRATION
WARRANTS                                                                                DATE          VALUE
----------------------------------------------------------------------------------------------------------------
           WARRANTS (d) (0.4%)
           AEROSPACE (0.0%)
   9,000   Sabreliner Corp. - 144A*.................................................   04/15/03   $       90,000
                                                                                                  --------------
           CABLE TELEVISION (0.0%)
  48,000   Diva Systems Corp. - 144A*...............................................   03/01/08          384,000
                                                                                                  --------------
           CASINO/GAMBLING (0.0%)
 220,000   Aladdin Gaming, Inc. - 144A*.............................................   03/01/10            2,200
                                                                                                  --------------
           HOTELS/RESORTS (0.0%)
  13,000   Epic Resorts LLC - 144A*.................................................   06/15/05              130
  20,000   Resort At Summerlin - 144A*..............................................   12/15/07              200
                                                                                                  --------------
                                                                                                             330
                                                                                                  --------------
           OIL REFINING/MARKETING (0.0%)
  33,800   Transamerican Refining Corp. - 144A*.....................................   06/30/03              338
  20,000   Transamerican Refining Corp. - 144A*.....................................   06/30/03              200
                                                                                                  --------------
                                                                                                             538
                                                                                                  --------------
           OTHER TELECOMMUNICATIONS (0.4%)
  11,500   Birch Telecom Inc. - 144A*...............................................   06/15/08          632,500
 119,750   DTI Holdings Inc. - 144A*................................................   03/01/08            1,198
  47,000   Firstworld Communications, Inc. - 144A*..................................   04/15/08        3,290,000
  36,500   Versatel Telecom - 144A* (Netherlands)...................................   05/15/08        5,840,035
                                                                                                  --------------
                                                                                                       9,763,733
                                                                                                  --------------
           RESTAURANTS (0.0%)
   3,500   American Restaurant Group Holdings, Inc. - 144A*.........................   08/15/00         --
                                                                                                  --------------
           WIRELESS COMMUNICATIONS (0.0%)
   8,750   American Mobile Satellite Corp. - 144A*..................................   04/01/08          306,250
                                                                                                  --------------

           TOTAL WARRANTS
           (IDENTIFIED COST $442,261)...........................................................      10,547,051
                                                                                                  --------------

PRINCIPAL
AMOUNT IN                                                                          COUPON MATURITY
THOUSANDS                                                                          RATE    DATE
---------                                                                          ----  --------
           SHORT-TERM INVESTMENT (0.2%)
           REPURCHASE AGREEMENT
$   4,159  The Bank of New York (dated 08/31/99; proceeds $4,159,228) (e)
             (IDENTIFIED COST $4,158,593)........................................  5.50% 09/01/99       4,158,593
                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
PORTFOLIO OF INVESTMENTS AUGUST 31, 1999, CONTINUED


                                                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,873,591,509) (f)....................................................   97.8%  $ 2,386,380,926

OTHER ASSETS IN EXCESS OF LIABILITIES...................................................    2.2        52,328,739
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 2,438,709,665
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
++ Consists of one or more classes of securities traded together as a unit; bonds with attached warrants.
(a)  Issuer in bankruptcy.
(b)  Non-income producing security; bond in default.
(c)  Acquired through exchange offer.
(d)  Non-income producing securities.
(e) Collateralized by $588,209 U.S. Treasury Bond 10.75% due 05/15/03 valued at $696,926 and $3,405,529 U.S. Treasury Note 6.50% due 10/15/06 valued at
     $3,544,839.
(f) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $60,333,756 and the aggregate gross unrealized depreciation is $547,544,339, resulting in net unrealized depreciation of $487,210,583.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $2,873,591,509).....................    $2,386,380,926
Receivable for:
    Interest...........................................        55,166,804
    Capital stock sold.................................         3,232,346
Prepaid expenses and other assets......................           118,817
                                                           --------------
     TOTAL ASSETS......................................     2,444,898,893
                                                           --------------
LIABILITIES:
Payable for:
    Capital stock repurchased..........................         3,679,177
    Plan of distribution fee...........................         1,367,329
    Investment management fee..........................           833,738
Accrued expenses and other payables....................           308,984
                                                           --------------
     TOTAL LIABILITIES.................................         6,189,228
                                                           --------------
     NET ASSETS........................................    $2,438,709,665
                                                           ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital........................................    $3,537,023,263
Net unrealized depreciation............................      (487,210,583)
Accumulated undistributed net investment income........        10,091,362
Accumulated net realized loss..........................      (621,194,377)
                                                           --------------
     NET ASSETS........................................    $2,438,709,665
                                                           ==============
CLASS A SHARES:
Net Assets.............................................       $68,667,017
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)...............................................        12,457,364
     NET ASSET VALUE PER SHARE.........................             $5.51
                                                           ==============
     MAXIMUM OFFERING PRICE PER SHARE
       (NET ASSET VALUE PLUS 4.44% OF NET
      ASSET VALUE).....................................             $5.75
                                                           ==============
CLASS B SHARES:
Net Assets.............................................    $1,927,186,239
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)...............................................       350,377,934
     NET ASSET VALUE PER SHARE.........................             $5.50
                                                           ==============
CLASS C SHARES:
Net Assets.............................................      $109,142,441
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)...............................................        19,820,677
     NET ASSET VALUE PER SHARE.........................             $5.51
                                                           ==============
CLASS D SHARES:
Net Assets.............................................      $333,713,968
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR
  VALUE)...............................................        60,544,350
     NET ASSET VALUE PER SHARE.........................             $5.51
                                                           ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME.........................................    $ 316,592,070
                                                            -------------

EXPENSES
Plan of distribution fee (Class A shares)...............          119,114
Plan of distribution fee (Class B shares)...............       14,241,771
Plan of distribution fee (Class C shares)...............          749,384
Investment management fee...............................        9,355,335
Transfer agent fees and expenses........................        1,774,066
Registration fees.......................................          285,879
Shareholder reports and notices.........................          132,278
Professional fees.......................................          112,675
Custodian fees..........................................          108,591
Directors' fees and expenses............................           18,503
Other...................................................           42,799
                                                            -------------

     TOTAL EXPENSES.....................................       26,940,395
                                                            -------------

     NET INVESTMENT INCOME..............................      289,651,675
                                                            -------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss.......................................      (65,548,410)
Net change in unrealized depreciation...................     (193,563,887)
                                                            -------------

     NET LOSS...........................................     (259,112,297)
                                                            -------------

NET INCREASE............................................    $  30,539,378
                                                            =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR     FOR THE YEAR
                                                       ENDED            ENDED
                                                     AUGUST 31,       AUGUST 31,
                                                        1999             1998
----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..........................    $  289,651,675   $  214,852,678
Net realized loss..............................       (65,548,410)     (27,425,899)
Net change in unrealized depreciation..........      (193,563,887)    (230,215,151)
                                                   --------------   --------------

     NET INCREASE (DECREASE)...................        30,539,378      (42,788,372)
                                                   --------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME
Class A shares.................................        (7,768,308)      (2,263,130)
Class B shares.................................      (229,484,007)    (152,306,144)
Class C shares.................................       (10,585,900)      (3,375,190)
Class D shares.................................       (47,045,091)     (49,344,880)
                                                   --------------   --------------

     TOTAL DIVIDENDS...........................      (294,883,306)    (207,289,344)
                                                   --------------   --------------

Net increase from capital stock transactions...       454,019,292    1,997,043,217
                                                   --------------   --------------

     NET INCREASE..............................       189,675,364    1,746,965,501

NET ASSETS:
Beginning of period............................     2,249,034,301      502,068,800
                                                   --------------   --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $10,091,362 AND $15,318,425,
    RESPECTIVELY)..............................    $2,438,709,665   $2,249,034,301
                                                   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of theses Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts,

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $57,928,595 at August 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $52,049, $4,084,168 and $88,261, respectively and received $465,568 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1999, aggregated $1,216,189,733 and $847,527,788, respectively.

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $20,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 1999 included in Directors' fees and expenses in the Statement of Operations amounted to $5,869. At August 31, 1999, the Fund had an accrued pension liability of $52,863 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At August 31, 1999, the Fund had a net capital loss carryover of approximately $544,681,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

                                AMOUNTS IN THOUSANDS
-------------------------------------------------------------------------------------
  2000       2001       2002       2003       2004       2005       2006       2007
--------   --------   --------   --------   --------   --------   --------   --------
$182,201   $45,084    $166,660   $50,599    $23,296    $39,319    $12,603    $24,919
========   =======    ========   =======    =======    =======    =======    =======

Due to the Fund's acquisition of Dean Witter High Income Securities, utilization of this carryover is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, significantly reducing the total carryover available.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $64,990,000 during fiscal 1999.

At August 31, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences primarily atributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $293,129,483, accumulated net realized loss was credited $293,124,915 and accumulated undistributed net investment income was credited $4,568.

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1999, CONTINUED

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                            FOR THE YEAR                      FOR THE YEAR
                                                               ENDED                             ENDED
                                                          AUGUST 31, 1999                   AUGUST 31, 1998
                                                    ----------------------------      ----------------------------
                                                       SHARES         AMOUNT            SHARES          AMOUNT
                                                    ------------   -------------      -----------   --------------
CLASS A SHARES
Sold..............................................    14,286,295   $  83,691,711        6,202,135   $   41,894,662
Reinvestment of dividends.........................       663,857       3,835,707          157,371        1,048,292
Redeemed..........................................    (7,475,634)    (43,226,489)      (1,669,303)     (10,859,033)
                                                    ------------   -------------      -----------   --------------
Net increase - Class A............................     7,474,518      44,300,929        4,690,203       32,083,921
                                                    ------------   -------------      -----------   --------------
CLASS B SHARES....................................
Sold..............................................   158,254,779     925,430,936      138,948,772      936,076,158
Reinvestment of dividends.........................    14,916,788      86,253,971        8,546,591       57,074,799
Shares issued in connection with the acquisition
 of Dean Witter High Income Securities............       --             --            214,915,122    1,469,485,599
Redeemed..........................................  (109,357,421)   (637,513,069)     (78,167,748)    (520,016,664)
                                                    ------------   -------------      -----------   --------------
Net increase - Class B............................    63,814,146     374,171,838      284,242,737    1,942,619,892
                                                    ------------   -------------      -----------   --------------
CLASS C SHARES
Sold..............................................    20,141,052     117,563,491       11,809,001       79,632,646
Reinvestment of dividends.........................       965,180       5,575,865          275,586        1,835,966
Redeemed..........................................   (10,489,731)    (60,989,647)      (3,646,560)     (24,328,636)
                                                    ------------   -------------      -----------   --------------
Net increase - Class C............................    10,616,501      62,149,709        8,438,027       57,139,976
                                                    ------------   -------------      -----------   --------------
CLASS D SHARES
Sold..............................................    13,701,316      80,018,104        2,051,764       13,876,135
Reinvestment of dividends.........................     4,485,925      26,008,989        3,963,509       26,652,063
Redeemed..........................................   (22,704,747)   (132,630,277)     (11,183,022)     (75,328,770)
                                                    ------------   -------------      -----------   --------------
Net decrease - Class D............................    (4,517,506)    (26,603,184)      (5,167,749)     (34,800,572)
                                                    ------------   -------------      -----------   --------------
Net increase in Fund..............................    77,387,659   $ 454,019,292      292,203,218   $1,997,043,217
                                                    ============   =============      ===========   ==============

7. ACQUISITION OF DEAN WITTER HIGH INCOME SECURITIES

As of the close of business on November 7, 1997, the Fund acquired all the net assets of Dean Witter High Income Securities ("High Income") pursuant to a plan of reorganization approved by the shareholders of High Income on October 24, 1997. The acquisition was accomplished by a tax-free exchange of 214,915,122 Class B shares of the Fund at a net asset value of $6.84 per share for 147,149,092 shares of High Income. The net assets immediately before the acquisition were $552,658,205 for the Fund and $1,469,485,599 for High Income, including unrealized appreciation of $43,052,745. Immediately after the acquisition, the combined net assets of the Fund amounted to $2,022,143,804.

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                               FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                                   ENDED             ENDED            THROUGH
                                                              AUGUST 31, 1999   AUGUST 31, 1998   AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................      $  6.16           $ 6.82            $ 6.83
                                                                  -------           ------            ------

Income (loss) from investment operations:
   Net investment income....................................         0.72             0.76              0.07
   Net realized and unrealized loss.........................        (0.63)           (0.71)            (0.03)
                                                                  -------           ------            ------

Total income from investment operations.....................         0.09             0.05              0.04
                                                                  -------           ------            ------

Less dividends from net investment income...................        (0.74)           (0.71)            (0.05)
                                                                  -------           ------            ------

Net asset value, end of period..............................      $  5.51           $ 6.16            $ 6.82
                                                                  =======           ======            ======

TOTAL RETURN+...............................................         1.47%            0.40%             0.65%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         0.68%(3)         0.75%(3)          0.93%(2)

Net investment income.......................................        12.42%(3)        11.30%(3)         11.80%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $68,667          $30,678            $1,996

Portfolio turnover rate.....................................           36%              66%              113%

---------------------

  *    The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                  FOR THE PERIOD
                                                               FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                                   ENDED             ENDED            THROUGH
                                                              AUGUST 31, 1999   AUGUST 31, 1998   AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................    $     6.15        $     6.82           $  6.83
                                                                ----------        ----------           -------

Income (loss) from investment operations:
   Net investment income....................................          0.69              0.73              0.07
   Net realized and unrealized loss.........................         (0.64)            (0.72)            (0.03)
                                                                ----------        ----------           -------

Total income from investment operations.....................          0.05              0.01              0.04
                                                                ----------        ----------           -------

Less dividends from net investment income...................         (0.70)            (0.68)            (0.05)
                                                                ----------        ----------           -------

Net asset value, end of period..............................    $     5.50        $     6.15           $  6.82
                                                                ==========        ==========           =======

TOTAL RETURN+...............................................          0.92%            (0.23)%            0.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.24%(3)          1.25 %(3)         1.42%(2)

Net investment income.......................................         11.86%(3)         10.80 %(3)        11.28%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $1,927,186        $1,761,147           $15,828

Portfolio turnover rate.....................................            36%               66 %             113%

---------------------

  *    The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                  FOR THE PERIOD
                                                               FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                                   ENDED             ENDED            THROUGH
                                                              AUGUST 31, 1999   AUGUST 31, 1998   AUGUST 31, 1997
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................     $   6.15           $  6.82           $ 6.83
                                                                 --------           -------           ------

Income (loss) from investment operations:
   Net investment income....................................         0.68              0.72             0.07
   Net realized and unrealized loss.........................        (0.62)            (0.72)           (0.03)
                                                                 --------           -------           ------

Total income from investment operations.....................         0.06           --                  0.04
                                                                 --------           -------           ------

Less dividends from net investment income...................        (0.70)            (0.67)           (0.05)
                                                                 --------           -------           ------

Net asset value, end of period..............................     $   5.51           $  6.15           $ 6.82
                                                                 ========           =======           ======

TOTAL RETURN+...............................................         0.99%            (0.34)%           0.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.34%(3)          1.36 %(3)        1.52%(2)

Net investment income.......................................        11.76%(3)         10.69 %(3)       11.18%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                          $109,142           $56,626           $5,225

Portfolio turnover rate.....................................           36%               66 %            113%

---------------------

  *    The date shares were first issued.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)   Not annualized.
 (2)   Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                   FOR THE YEAR ENDED AUGUST 31
                                                                 ----------------------------------------------------------------
                                                                  1999++        1998++        1997*          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period.......................      $   6.16      $   6.82      $   6.71      $   6.77      $   6.83
                                                                 --------      --------      --------      --------      --------

Income (loss) from investment operations:
   Net investment income...................................          0.74          0.78          0.79          0.83          0.80
   Net realized and unrealized gain (loss).................         (0.64)        (0.71)         0.15         (0.12)        (0.06)
                                                                 --------      --------      --------      --------      --------

Total income from investment operations....................          0.10          0.07          0.94          0.71          0.74
                                                                 --------      --------      --------      --------      --------

Less dividends from net investment income..................         (0.75)        (0.73)        (0.83)        (0.77)        (0.80)
                                                                 --------      --------      --------      --------      --------

Net asset value, end of period.............................      $   5.51      $   6.16      $   6.82      $   6.71      $   6.77
                                                                 ========      ========      ========      ========      ========

TOTAL RETURN+..............................................          1.67%         0.63%        15.01%        11.07%        11.98%

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          0.49%(1)      0.51%(1)      0.68%         0.66%         0.79%

Net investment income......................................         12.61%(1)     11.54%(1)     11.78%        12.27%        12.06%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....................      $333,714      $400,582      $479,020      $460,203      $455,445

Portfolio turnover rate....................................            36%           66%          113%           49%           74%

---------------------

  *    Prior to July 28, 1997, the Fund issued one class of shares.
       All shares of the Fund held prior to that date have been designated Class D shares.
  ++ The per share amounts were computed using an average number of shares outstanding during the period.
  + Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES
INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Yield Securities Inc. (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 8, 1999

              MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
                            PART C OTHER INFORMATION

ITEM 23.       EXHIBITS

1 (a). Articles of Incorporation of the Registrant, dated June 12, 1979 and amendments thereto, comprised of amended Articles of Incorporation dated March 18, 1983, December 16, 1985, and January 19, 1989, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on October 25, 1995.

1 (b). Articles of Amendment, dated May 23, 1997 and July 28,1997, and Articles Supplementary, dated July 28, 1997, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 3, 1997.

1 (c). Articles of Amendment, dated June 22, 1998 are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

3.             Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

5 (a). Amended Distribution Agreement dated June 22, 1998 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

5 (b). Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and Dean Witter Reynolds Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 22, 1993.

5 (c). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5 (c) of Post-Effective No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

6. Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on August 27, 1999.

7 (a). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on October 25, 1995.

7 (b). Amendment to Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 24, 1996.

8 (a). Amended and Restated Transfer Agency and Service Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

8 (b). Amended and Restated Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

9. Legal Opinion of Dennis H. Greenwald, Esq., dated August 16, 1979, is incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on August 16, 1979, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

10.            Consent of Independent Accountants, filed herein.

11.            Not Applicable.

12.            Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 3, 1997.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated June 22, 1998, is incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on October 28, 1994 and of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on October 31, 1997.

Item 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

               None

Item 25.       INDEMNIFICATION.

     Reference is made to Section 3.15 of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ( the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities ( other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17 (h) and 17 (I) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of registrant, or who is or was serving at the request of registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     The term "Morgan Stanley Dean Witter Funds" refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
(1)      Morgan Stanley Dean Witter California Insured Municipal Income Trust
(2)      Morgan Stanley Dean Witter California Quality Municipal Securities
(3)      Morgan Stanley Dean Witter Government Income Trust
(4)      Morgan Stanley Dean Witter High Income Advantage Trust
(5)      Morgan Stanley Dean Witter High Income Advantage Trust II
(6)      Morgan Stanley Dean Witter High Income Advantage Trust III
(7)      Morgan Stanley Dean Witter Income Securities Inc.
(8)      Morgan Stanley Dean Witter Insured California Municipal Securities
(9)      Morgan Stanley Dean Witter Insured Municipal Bond Trust
(10)     Morgan Stanley Dean Witter Insured Municipal Income Trust
(11)     Morgan Stanley Dean Witter Insured Municipal Securities
(12)     Morgan Stanley Dean Witter Insured Municipal Trust

(13)     Morgan Stanley Dean Witter Municipal Income Opportunities Trust
(14)     Morgan Stanley Dean Witter Municipal Income Opportunities Trust II
(15)     Morgan Stanley Dean Witter Municipal Income Opportunities Trust III
(16)     Morgan Stanley Dean Witter Municipal Income Trust
(17)     Morgan Stanley Dean Witter Municipal Income Trust II
(18)     Morgan Stanley Dean Witter Municipal Income Trust III
(19)     Morgan Stanley Dean Witter Municipal Premium Income Trust
(20)     Morgan Stanley Dean Witter New York Quality Municipal Securities
(21)     Morgan Stanley Dean Witter Prime Income Trust
(22)     Morgan Stanley Dean Witter Quality Municipal Income Trust
(23)     Morgan Stanley Dean Witter Quality Municipal Investment Trust
(24)     Morgan Stanley Dean Witter Quality Municipal Securities

OPEN-END INVESTMENT COMPANIES
(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Money Trust
(4)      Active Assets Tax-Free Trust
(5)      Morgan Stanley Dean Witter Aggressive Equity Fund
(6)      Morgan Stanley Dean Witter American Opportunities Fund
(7)      Morgan Stanley Dean Witter Balanced Growth Fund
(8)      Morgan Stanley Dean Witter Balanced Income Fund
(9)      Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(10)     Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)     Morgan Stanley Dean Witter Capital Growth Securities
(12)     Morgan Stanley Dean Witter Competitive Edge Fund,
         "Best Ideas Portfolio"
(13)     Morgan Stanley Dean Witter Convertible Securities Trust
(14)     Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)     Morgan Stanley Dean Witter Diversified Income Trust
(16)     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)     Morgan Stanley Dean Witter Equity Fund
(18)     Morgan Stanley Dean Witter European Growth Fund Inc.
(19)     Morgan Stanley Dean Witter Federal Securities Trust
(20)     Morgan Stanley Dean Witter Financial Services Trust
(21)     Morgan Stanley Dean Witter Fund of Funds
(22)     Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)     Morgan Stanley Dean Witter Global Utilities Fund
(24)     Morgan Stanley Dean Witter Growth Fund
(25)     Morgan Stanley Dean Witter Hawaii Municipal Trust
(26)     Morgan Stanley Dean Witter Health Sciences Trust
(27)     Morgan Stanley Dean Witter High Yield Securities Inc.
(28)     Morgan Stanley Dean Witter Income Builder Fund
(29)     Morgan Stanley Dean Witter Information Fund
(30)     Morgan Stanley Dean Witter Intermediate Income Securities
(31)     Morgan Stanley Dean Witter International Fund
(32)     Morgan Stanley Dean Witter International SmallCap Fund
(33)     Morgan Stanley Dean Witter Japan Fund
(34)     Morgan Stanley Dean Witter Latin American Growth Fund
(35)     Morgan Stanley Dean Witter Limited Term Municipal Trust
(36)     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(37)     Morgan Stanley Dean Witter Market Leader Trust

(38)     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(39)     Morgan Stanley Dean Witter Mid-Cap Equity Trust
(40)     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(41)     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(42)     Morgan Stanley Dean Witter New York Municipal Money Market Trust
(43)     Morgan Stanley Dean Witter New York Tax-Free Income Fund
(44)     Morgan Stanley Dean Witter Next Generation Trust
(45)     Morgan Stanley Dean Witter North American Government Income Trust
(46)     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47)     Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48)     Morgan Stanley Dean Witter Real Estate Fund
(49)     Morgan Stanley Dean Witter S&P 500 Index Fund
(50)     Morgan Stanley Dean Witter S&P 500 Select Fund
(51)     Morgan Stanley Dean Witter Select Dimensions Investment Series
(52)     Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
(53)     Morgan Stanley Dean Witter Short-Term Bond Fund
(54)     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(55)     Morgan Stanley Dean Witter Small Cap Growth Fund
(56)     Morgan Stanley Dean Witter Special Value Fund
(57)     Morgan Stanley Dean Witter Strategist Fund
(58)     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(59)     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(60)     Morgan Stanley Dean Witter Total Market Index Fund
(61)     Morgan Stanley Dean Witter Total Return Trust
(62)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(63)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(64)     Morgan Stanley Dean Witter Utilities Fund
(65)     Morgan Stanley Dean Witter Value-Added Market Series
(66)     Morgan Stanley Dean Witter Value Fund
(67)     Morgan Stanley Dean Witter Variable Investment Series
(68)     Morgan Stanley Dean Witter World Wide Income Trust

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Mitchell M. Merin                   President and Chief Operating Officer of Asset
President, Chief                    Management of Morgan Stanley Dean Witter & Co.
Executive Officer and               ("MSDW); Chairman, Chief Executive Officer and Director
Director                            of Morgan Stanley Dean Witter Distributors Inc. ("MSDW
                                    Distributors") and Morgan Stanley Dean Witter Trust FSB
                                    ("MSDW Trust"); President, Chief Executive Officer and
                                    Director of Morgan Stanley Dean Witter Services Company
                                    Inc. ("MSDW Services"); President of the Morgan Stanley
                                    Dean Witter Funds and Discover Brokerage Index Series;
                                    Executive Vice President and Director of Dean Witter
                                    Reynolds Inc. ("DWR"); Director of various MSDW
                                    subsidiaries.

Joseph J. McAlinden                 Vice President of the Morgan Stanley Dean Witter Funds
Executive Vice President            and Discover Brokerage Index Series; Director of MSDW
and Chief Investment                Trust.
Officer

Ronald E. Robison                   President MSDW Trust; Executive Vice President, Chief
Executive Vice President,           Administrative Officer and Director of MSDW Services;
Chief Administrative                Vice President of the Morgan Stanley Dean Witter Funds
Officer and Director                and Discover Brokerage Index Series.

Edward C. Oelsner, III
Executive Vice President

Barry Fink                          Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,              Secretary, General Counsel and Director of MSDW
Secretary, General                  Services; Senior Vice President, Assistant Secretary and
Counsel and Director                Assistant General Counsel of MSDW Distributors; Vice
                                    President, Secretary and General Counsel of the Morgan
                                    Stanley Dean Witter Funds and Discover Brokerage Index
                                    Series.

Peter M. Avelar                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the High
Yield Group

Mark Bavoso                         Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Douglas Brown
Senior Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Rosalie Clough
Senior Vice President
and Director of Marketing

Richard Felegy
Senior Vice President

Edward F. Gaylor                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Robert S. Giambrone                 Senior Vice President of MSDW Services, MSDW
Senior Vice President               Distributors and MSDW Trust and Director of MSDW Trust;
                                    Vice President of the Morgan Stanley Dean Witter Funds
                                    and Discover Brokerage Index Series.

Rajesh K. Gupta                     Vice President of various Morgan Stanley Dean Witter
Senior Vice President,              Funds.
Director of the Taxable
Fixed Income Group and
Chief Administrative Officer -
Investments

Kenton J. Hinchliffe                Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds and Discover Brokerage Index Series.

Kevin Hurley                        Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Jenny Beth Jones                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Michelle Kaufman                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

John B. Kemp, III                   President of MSDW Distributors.
Senior Vice President

Anita H. Kolleeny                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of Sector
Rotation

Jonathan R. Page                    Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Money
Market Group



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Ira N. Ross                         Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

Guy G. Rutherfurd, Jr.              Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Growth
Group

Rochelle G. Siegel                  Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.

James Solloway
Senior Vice President

Paul D. Vance                       Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the Growth
and Income Group

Elizabeth A. Vetell
Senior Vice President
and Director of Shareholder
Communication

James F. Willison                   Vice President of various Morgan Stanley Dean Witter
Senior Vice President               Funds.
and Director of the
Tax-Exempt Fixed
Income Group

Thomas F. Caloia                    First Vice President and Assistant Treasurer of
First Vice President                MSDW Services; Assistant Treasurer of MSDW
and Assistant                       Distributors; Treasurer and Chief Financial and Accounting
Treasurer                           Officer of the Morgan Stanley Dean Witter Funds and
                                    Discover Brokerage Index Series.

Thomas Chronert
First Vice President

Marilyn K. Cranney                  Assistant Secretary of DWR; First Vice President and
First Vice President                Assistant Secretary of MSDW Services; Assistant
and Assistant Secretary             Secretary of MSDW Distributors, the Morgan Stanley Dean Witter
                                    Funds and Discover Brokerage Index Series.

Salvatore DeSteno                   First Vice President of MSDW Services.
First Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Peter W. Gurman
First Vice President

Michael Interrante                  First Vice President and Controller of MSDW Services;
First Vice President                Assistant Treasurer of MSDW Distributors; First Vice
and Controller                      President and Treasurer of MSDW Trust.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Lou Anne D. McInnis                 First Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors, the
Assistant Secretary                 Morgan Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series.

Carsten Otto                        First Vice President and Assistant Secretary of MSDW
First Vice President                Services; Assistant Secretary of MSDW Distributors, the
and Assistant Secretary             Morgan Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series.

Ruth Rossi                          First Vice President and Assistant Secretary of MSDW
First Vice President and            Services; Assistant Secretary of MSDW Distributors, the
Assistant Secretary                 Morgan Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series.

James P. Wallin
First Vice President

Robert Abreu
Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri                      Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Armon Bar-Tur                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Raymond Basile
Vice President

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and
Assistant Controller

Dale Boettcher
Vice President

Ronald Caldwell
Vice President

Joseph Cardwell
Vice President

Liam Carroll
Vice President

Philip Casparius
Vice President

Aaron Clark
Vice President

William Connerly
Vice President

David Dineen
Vice President

Sheila Finnerty                     Vice President of Morgan Stanley Dean Witter Prime
Vice President                      Income Trust

Jeffrey D. Geffen
Vice President

Sandra Gelpieryn
Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                        AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Charmaine George
Vice President

Michael Geringer
Vice President

Gail Gerrity
Vice President

Ellen Gold
Vice President

Stephen Greenhut
Vice President

Trey Hancock
Vice President

Matthew Haynes                      Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Peter Hermann                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

David T. Hoffman
Vice President

Kevin Jung                          Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Carol Espejo-Kane
Vice President

Nancy Karole-Kennedy
Vice President

Doug Ketterer
Vice President

Paula LaCosta                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Kimberly LaHart
Vice President

Thomas Lawlor
Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Todd Lebo                           Vice President and Assistant Secretary of MSDW
Vice President and                  Services; Assistant Secretary of MSDW Distributors, the
Assistant Secretary                 Morgan Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series.

Gerard J. Lian                      Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Nancy Login
Vice President

Sharon Loguercio
Vice President

Steven MacNamara
Vice President

Catherine Maniscalco                Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Albert McGarity
Vice President

Teresa McRoberts                    Vice President of Morgan Stanley Dean Witter S&P 500
Vice President                      Select Fund.

Mark Mitchell
Vice President

Julie Morrone                       Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds

Mary Beth Mueller
Vice President

David Myers                         Vice President of Morgan Stanley Dean Witter Natural
Vice President                      Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell
Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                        AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
Dawn Rorke
Vice President

John Roscoe                         Vice President of Morgan Stanley Dean Witter
Vice President                      Real Estate Fund

Hugh Rose
Vice President

Robert Rossetti                     Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Patrice Saunders
Vice President

Howard A. Schloss                   Vice President of Morgan Stanley Dean Witter Federal
Vice President                      Securities Trust.

Peter J. Seeley                     Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Robert Stearns
Vice President

Naomi Stein
Vice President

Michael Strayhorn
Vice President

Kathleen H. Stromberg               Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

Marybeth Swisher
Vice President

Michael Thayer
Vice President

Robert Vanden Assem
Vice President



NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
MORGAN STANLEY DEAN                 OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
WITTER ADVISORS INC.                        AND NATURE OF CONNECTION
--------------------                -------------------------------------------------------
David Walsh
Vice President

Alice Weiss                         Vice President of various Morgan Stanley Dean Witter
Vice President                      Funds.

John Wong
Vice President

     The principal address of MSDW Advisors, MSDW Services, MSDW Distributors, DWR, the Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series is Two World Trade Center, New York, New York 10048. The principal address of MSDW is 1585 Broadway, New York, New York 10036. The principal address of MSDW Trust is 2 Harborside Financial Center, Jersey City, New Jersey 07311.

Item 27.  PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. MSDW Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Money Trust
(4)      Active Assets Tax-Free Trust
(5)      Morgan Stanley Dean Witter Aggressive Equity Fund
(6)      Morgan Stanley Dean Witter American Opportunities Fund
(7)      Morgan Stanley Dean Witter Balanced Growth Fund
(8)      Morgan Stanley Dean Witter Balanced Income Fund
(9)      Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
(10)     Morgan Stanley Dean Witter California Tax-Free Income Fund
(11)     Morgan Stanley Dean Witter Capital Growth Securities
(12)     Morgan Stanley Dean Witter Competitive Edge Fund,
         "Best Ideas Portfolio"
(13)     Morgan Stanley Dean Witter Convertible Securities Trust
(14)     Morgan Stanley Dean Witter Developing Growth Securities Trust
(15)     Morgan Stanley Dean Witter Diversified Income Trust
(16)     Morgan Stanley Dean Witter Dividend Growth Securities Inc.
(17)     Morgan Stanley Dean Witter Equity Fund
(18)     Morgan Stanley Dean Witter European Growth Fund Inc.
(19)     Morgan Stanley Dean Witter Federal Securities Trust
(20)     Morgan Stanley Dean Witter Financial Services Trust
(21)     Morgan Stanley Dean Witter Fund of Funds
(22)     Morgan Stanley Dean Witter Global Dividend Growth Securities
(23)     Morgan Stanley Dean Witter Global Utilities Fund
(24)     Morgan Stanley Dean Witter Growth Fund
(25)     Morgan Stanley Dean Witter Hawaii Municipal Trust
(26)     Morgan Stanley Dean Witter Health Sciences Trust

(27)     Morgan Stanley Dean Witter High Yield Securities Inc.
(28)     Morgan Stanley Dean Witter Income Builder Fund
(29)     Morgan Stanley Dean Witter Information Fund
(30)     Morgan Stanley Dean Witter Intermediate Income Securities
(31)     Morgan Stanley Dean Witter International Fund
(32)     Morgan Stanley Dean Witter International SmallCap Fund
(33)     Morgan Stanley Dean Witter Japan Fund
(34)     Morgan Stanley Dean Witter Latin American Growth Fund
(35)     Morgan Stanley Dean Witter Limited Term Municipal Trust
(36)     Morgan Stanley Dean Witter Liquid Asset Fund Inc.
(37)     Morgan Stanley Dean Witter Market Leader Trust
(38)     Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
(39)     Morgan Stanley Dean Witter Mid-Cap Equity Trust
(40)     Morgan Stanley Dean Witter Multi-State Municipal Series Trust
(41)     Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
(42)     Morgan Stanley Dean Witter New York Municipal Money Market Trust
(43)     Morgan Stanley Dean Witter New York Tax-Free Income Fund
(44)     Morgan Stanley Dean Witter Next Generation Trust
(45)     Morgan Stanley Dean Witter North American Government Income Trust
(46)     Morgan Stanley Dean Witter Pacific Growth Fund Inc.
(47)     Morgan Stanley Dean Witter Precious Metals and Minerals Trust
(48)     Morgan Stanley Dean Witter Prime Income Trust
(49)     Morgan Stanley Dean Witter Real Estate Fund
(50)     Morgan Stanley Dean Witter S&P 500 Index Fund
(51)     Morgan Stanley Dean Witter S&P 500 Select Fund
(52)     Morgan Stanley Dean Witter Short-Term Bond Fund
(53)     Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
(54)     Morgan Stanley Dean Witter Small Cap Growth Fund
(55)     Morgan Stanley Dean Witter Special Value Fund
(56)     Morgan Stanley Dean Witter Strategist Fund
(57)     Morgan Stanley Dean Witter Tax-Exempt Securities Trust
(58)     Morgan Stanley Dean Witter Tax-Free Daily Income Trust
(59)     Morgan Stanley Dean Witter Total Market Index Fund
(60)     Morgan Stanley Dean Witter Total Return Trust
(61)     Morgan Stanley Dean Witter U.S. Government Money Market Trust
(62)     Morgan Stanley Dean Witter U.S. Government Securities Trust
(63)     Morgan Stanley Dean Witter Utilities Fund
(64)     Morgan Stanley Dean Witter Value-Added Market Series
(65)     Morgan Stanley Dean Witter Value Fund
(66)     Morgan Stanley Dean Witter Variable Investment Series
(67)     Morgan Stanley Dean Witter World Wide Income Trust

(b) The following information is given regarding directors and officers of MSDW Distributors not listed in Item 26 above. The principal address of MSDW Distributors is Two World Trade Center, New York, New York 10048. Other than Mr. Purcell, who is a Trustee of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                          POSITIONS AND OFFICE WITH MSDW DISTRIBUTORS

Michael T. Gregg              Vice President and Assistant Secretary.

James F. Higgins              Director

Fredrick K. Kubler            Senior Vice President, Assistant Secretary and
                              Chief Compliance Officer.

Philip J. Purcell             Director

John Schaeffer                Director

Charles Vadala                Senior Vice President and Financial Principal.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 29.   MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 30.   UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of October, 1999.

                                      MORGAN STANLEY DEAN WITTER
                                      HIGH YIELD SECURITIES INC.

                                      By:  /s/ Barry Fink
                                           -----------------
                                               Barry Fink
                                               Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 25 has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURES                        TITLE                                     DATE
    ----------                        -----                                     ----
(1) Principal Executive Officer       Chairman, Chief Executive Officer
                                      and Director

By: /s/ Charles A. Fiumefreddo                                                  10/29/99
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer       Treasurer and Principal
                                      Accounting Officer

By: /s/ Thomas F. Caloia                                                        10/29/99
    --------------------------
        Thomas F. Caloia


(3) Majority of the Directors
    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By: /s/ Barry Fink                                                              10/29/99
    --------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder

By: /s/ David M. Butowsky                                                       10/29/99
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

              MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.

                                  EXHIBIT INDEX


                  10.    Consent of Independent Accountants.